UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2026
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 17, 2026, SoFi Technologies, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2026.
1.To elect ten nominees currently serving as members of the Company’s Board of Directors (“Board”) to serve on the Board for a one-year term expiring at the 2027 annual meeting of stockholders.
2.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
3.To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its year ending December 31, 2026.
Holders of shares of common stock, par value $0.0001 per share, as of the close of business on April 20, 2026 were each entitled to one vote per share and voted together as a single class on each of the proposals. The number of votes cast with respect to each matter voted upon are set forth below.
1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Anthony Noto	381,201,232	9,639,250	410,600,379
Tom Hutton	320,890,767	69,949,715	410,600,379
Steven Freiberg	383,107,561	7,732,921	410,600,379
Ruzwana Bashir	382,168,202	8,672,280	410,600,379
William Borden	385,729,640	5,110,842	410,600,379
Dana Green	386,213,012	4,627,470	410,600,379
John Hele	385,832,038	5,008,444	410,600,379
Clara Liang	385,170,379	5,670,103	410,600,379
Gary Meltzer	385,985,282	4,855,200	410,600,379
Magdalena Yeşil	385,693,513	5,146,969	410,600,379
Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2027 and until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.
2. Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstain
367,917,433	20,485,945	2,437,104
Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the Company’s executive compensation.
3. Ratification of the Appointment of Deloitte & Touche LLP

For	Against	Abstain
786,593,792	7,043,220	7,803,849
Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: June 18, 2026	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer